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                                                                     NOTE/                                        AMOUNT
                                             ISSUER/ SECURITY        BOND/  PURCHASE  SELLING  QUANTITY  PURCHASE PAID
TRUST          FUND NAME           CUSIP     DESCRIPTION             EQUITY DATE      BROKER** PURCHASED DATE     BY FUND   FYE
-------------- ------------------- --------- ----------------------- ------ --------- -------- --------- -------- --------- ----
Columbia Funds Columbia High Yield 845467AD1 Southwestern Energy Co. Note   1/11/2008 JPMorgan   780,000 100.0000   780,000 5/31
Series Trust I Opportunity Fund              7.50% 2/1/2018

Columbia Funds Columbia High Yield 570506AF2 Markwest Energy         Note   4/10/2008 JPMorgan   300,000  99.1830   297,549 5/31
Series Trust I Opportunity Fund              8.75% 4/15/2018

Columbia Funds Columbia High Yield 75281AAJ8 Range Resources         Bond   5/1/2008  JPMorgan   160,000      100   160,000 5/31
Series Trust I Opportunity Fund

Columbia Funds Columbia High Yield 716495AC0 Petrohawk Energy Corp   Note   5/9/2008  Lehman     840,000      100   840,000 5/31
Series Trust I Opportunity Fund              7.875% 6/1/2015                          Brothers

Columbia Funds Columbia High Yield 28336LBR9 El Paso 7.25% 6/1/08    Bond   5/22/2008 Deutsche 1,960,000      100 1,960,000 5/31
Series Trust I Opportunity Fund                                                       Bank

Columbia Funds Columbia Strategic  845467AD1 Southwestern Energy Co. Note   1/11/2008 JPMorgan 1,555,000 100.0000 1,555,000 5/31
Series Trust I Income Fund                   7.50% 2/1/2018

Columbia Funds Columbia Strategic  570506AF2 Markwest Energy         Note   4/10/2008 JPMorgan   725,000  99.1830   719,077 5/31
Series Trust I Income Fund                   8.75% 4/15/2018

Columbia Funds Columbia Strategic  75281AAJ8 Range Resources         Bond   5/1/2008  JPMorgan   310,000      100   310,000 5/31
Series Trust I Income Fund

Columbia Funds Columbia Strategic  716495AC0 Petrohawk Energy Corp   Note   5/9/2008  Lehman   1,595,000      100 1,595,000 5/31
Series Trust I Income Fund                   7.875% 6/1/2015                          Brothers

Columbia Funds Columbia Strategic  28336LBR9 El Paso 7.25% 6/1/08    Bond   5/22/2008 Deutsche 3,407,000      100 3,407,000 5/31
Series Trust I Income Fund                                                            Bank
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